ING INVESTORS TRUST
(FORMERLY THE GCG TRUST)

PROSPECTUS
MAY 1, 2003
SERVICE CLASS

                              INTERNATIONAL/GLOBAL
                                ING International Portfolio

                                                      [ING INVESTORS TRUST LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

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                                TABLE OF CONTENTS

     IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE ING INVESTORS TRUST AS "THE TRUST," AND TO THE ING INTERNATIONAL PORTFOLIO INDIVIDUALLY AS A "PORTFOLIO".

                                                    PAGE
INTRODUCTION
ING Investors Trust............................      1
Investment Adviser.............................      1
ING International Portfolio
    and Portfolio Manager......................      1
Class of Shares................................      1
Investing through your Variable Contract
    or Qualified Plan .........................      1
Why Reading this Prospectus is Important.......      1

DESCRIPTION OF THE PORTFOLIO
    ING International Portfolio................      2

PORTFOLIO FEES AND EXPENSES....................      5
SUMMARY OF PRINCIPAL RISKS.....................      6

MORE INFORMATION
    Percentage and Rating Limitation...........      7
    A Word about Portfolio Diversity...........      7
    Additional Information about the
       Portfolio...............................      7
    Non-Fundamental Investment Policies........      8
    Temporary Defensive Positions..............      8
    Independent Auditors.......................      8

MORE INFORMATION (CONTINUED)
    Administrative Services....................      8
    Portfolio Distribution.....................      9
    Class of Shares
        Service Fees ..........................      9

OVERALL MANAGEMENT OF THE TRUST
    The Adviser................................     10
    Advisory Fee...............................     10

SHARE PRICE....................................     11

TAXES AND DISTRIBUTIONS........................     11

FINANCIAL HIGHLIGHTS...........................     12

TO OBTAIN MORE INFORMATION.....................     Back

ING INVESTORS TRUST TRUSTEES...................     Back

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

                                  INTRODUCTION

ING INVESTORS     ING Investors Trust (the "Trust") is an open-end management
TRUST             investment company. The Trust consists of a group of mutual fund portfolios (referred to individually as a "Portfolio" and collectively, as the "Portfolios"). Not all of the Portfolios are offered in this prospectus.

INVESTMENT        Directed Services, Inc. ("DSI") is the investment adviser of
ADVISER           the Portfolio, and the Portfolio has a sub-adviser referred to herein as a "Portfolio Manager". DSI is a wholly owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

PORTFOLIO AND     ING International Portfolio -- ING Investments, LLC
PORTFOLIO
MANAGER

CLASS OF SHARES   Pursuant to a multiple class plan (the "Plan"), the Portfolio offers three classes of shares. This prospectus relates only to the Service Class (Class S) shares. For more information about Class S shares, please refer to the section of this prospectus entitled "Class of Shares."

INVESTING         Shares of the Portfolio may be offered to segregated asset
THROUGH YOUR      accounts ("Separate Accounts") of insurance companies as
VARIABLE          investment options under variable annuity contracts and
CONTRACT OR       variable life insurance policies ("Variable Contracts").
QUALIFIED PLAN    Shares may also be offered to qualified pension and
                  retirement plans ("Qualified Plans") outside the Variable
                  Contract and to certain investment advisers and their affiliates.

WHY READING       This prospectus explains the investment objective, strategy
THIS PROSPECTUS   and risks of the Portfolio offered in   this prospectus.
IS IMPORTANT      Reading the prospectus will help you to decide whether this
                  Portfolio is the right investment for you. You should keep this prospectus for future reference.

                          DESCRIPTION OF THE PORTFOLIO

ING INTERNATIONAL PORTFOLIO
(FORMERLY INTERNATIONAL EQUITY SERIES)

PORTFOLIO
MANAGER           ING Investments, LLC ("ING Investments")

INVESTMENT
OBJECTIVE         Long-term growth of capital

MORE ON THE       Under normal conditions, the Portfolio invests at least 80% of
PORTFOLIO         its net assets and borrowings for investment purposes in
MANAGER           equity securities of issuers located in countries outside of the United States. The term equity securities may include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio
                  Manager believes they present attractive investment opportunities. The Portfolio also may invest up to 20% of its assets in securities of U.S. issuers, including investment-grade debt securities.

                  The Portfolio Manager primarily uses "bottom-up" fundamental analysis to identify stocks that it believes offer good value relative to their peers in the same industry, sector or region. The Portfolio Manager also uses "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, and quality of management and financial measures, especially cash flow and the cash flow return on capital.

                  The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small- and medium-sized companies.

                  The Portfolio Manager will invest at least 65% of the Portfolio in assets of companies which, based upon a fundamental analysis of a company's earning prospects, it believes will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry.

                  The Portfolio may invest in debt securities and in derivatives, including options and futures contracts, options on futures and forward contracts. The Portfolio may also engage in forward foreign currency contracts, and interest rate futures contracts.

                  The Portfolio may lend up to 33 1/3% of its total assets.

                  When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

PRINCIPAL         The principal risks of investing in the Portfolio and the
RISKS             circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

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                      DESCRIPTION OF PORTFOLIO(CONTINUED)

                                    Call Risk
                              Debt Securities Risk
                                 Derivative Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                               Interest Rate Risk
                                 Liquidity Risk
                                  Manager Risk
                             Market and Company Risk
                               Market Trends Risk
                                  Maturity Risk
                              Mid-Cap Company Risk

                  Please see "Summary of Principal Risks" following the "Description of the Portfolio" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE       The value of your shares in the Portfolio will fluctuate
                  depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                  The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                  The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                     ING INTERNATIONAL--ANNUAL TOTAL RETURN*

                                  [BAR CHART]

2002                    -16.15

                  The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the Index.

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                      DESCRIPTION OF PORTFOLIO(CONTINUED)

                          AVERAGE ANNUAL TOTAL RETURN*

                                                                  12/17/01
                                                    1 YEAR       (INCEPTION)
Class S Return.................................    (16.15)%      (15.31)%
MSCI EAFE Index................................    (15.94)%      (15.94)%(1)

Quarter Ended
12/31/02..........  7.60%

                                 Worst Quarter

Quarter Ended
9/30/02............  (21.03%)

* The performance information presented above is for December 31 of each year.

(1) Index Return is for the period beginning January 1, 2002.

MORE ON THE       ING Investments serves as the Portfolio Manager to the
PORTFOLIO         Portfolio. ING Investments also serves as   an investment
MANAGER           adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

                  ING Investments is a registered investment adviser with the SEC. ING Investments is an indirect wholly-owned subsidiary of ING Groep, N.V. As of December 31, 2002, ING managed approximately $32.6 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Investments is affiliated with DSI through their common ownership by ING Groep, N.V.

                  The following persons at ING Investments are primarily responsible for the day-to-day investment decisions of the
                  Portfolio:

                  NAME                       POSITION AND RECENT BUSINESS
                                                      EXPERIENCE
                  ----                       ----------------------------

                  Richard T. Saler           Senior Vice President and Director
                                             of International Equity Investment
                                             Strategy of ING Investments. From
                                             1986 until July 2000, Mr. Saler was
                                             Senior Vice President and Director
                                             of International Equity Strategy at
                                             Lexington Management Corporation
                                             ("Lexington"), which was acquired
                                             by ING Investments' parent company
                                             in July 2000.

                  Phillip A. Schwartz        Senior Vice President and Director
                                             of International Equity Investment
                                             Strategy of ING Investments. Prior
                                             to joining ING Investments in July
                                             2000, Mr. Schwartz was Senior Vice
                                             President and Director of
                                             International Equity Investment
                                             Strategy at Lexington, which was
                                             acquired by ING Investments' parent
                                             company in July 2000. Prior to
                                             1993, Mr. Schwartz was a Vice
                                             President of European Research
                                             Sales with Cheuvreux de Virieu in
                                             Paris and New York.

                           PORTFOLIO FEES AND EXPENSES

The table that follows shows the estimated operating expenses paid each year by the Portfolio. These expenses are based on the expenses paid by the Portfolio in the year 2002. Actual expenses paid by the Portfolio may vary from year to year.

Your Variable Contract is a contract between you and the issuing life insurance company. The Trust and this Portfolio is not a party to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

                                 CLASS S SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                          MANAGEMENT        DISTRIBUTION     SHAREHOLDER         OTHER        TOTAL OPERATING
                              FEE           (12b-1) FEE     SERVICES FEE      EXPENSES(2)         EXPENSES
                          ----------        ------------    ------------      -----------     ---------------
International                1.00%              0.00%           0.25%            0.01%             1.26%

(1) This table shows the estimated operating expenses for Class S shares of the Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on the Portfolio's actual operating expenses for its most recently completed fiscal year.

(2) The Management Agreement between the Trust and its Manager, DSI ("Manager"), provides for a "bundled fee" arrangement, under which the Manager provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolio, and pays for the services and information necessary to the proper conduct of the Portfolio's business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolio are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of the Manager, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolio, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolio would also bear any extraordinary expenses.

EXAMPLE This example is intended to help you compare the cost of investing in Class S of the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class S shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class S operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year               3 Years                5 Years                10 Years
                                 ------               -------                -------                --------
International                     $128                  $400                   $692                   $1523

                           SUMMARY OF PRINCIPAL RISKS

THE VALUE OF YOUR INVESTMENTS IN THE PORTFOLIO CHANGES WITH THE VALUES OF THE PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON THE PORTFOLIO'S PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS". THE PRINCIPAL RISKS OF THE PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIO AND ARE DESCRIBED IN THIS SECTION. THE PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY THE PORTFOLIO CAN CHANGE OVER TIME.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.

DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect a Portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain a portfolio's investment objective. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGER RISK. The Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and the Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Portfolio may leave their firm or be replaced.

MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

MARKET TRENDS RISK. From time to time, the stock market may not favor the type or style of securities in which a Portfolio invests.

MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

                                MORE INFORMATION

PERCENTAGE        Unless otherwise stated, the percentage limitations in this
AND RATING        Prospectus apply at the time of investment.
LIMITATION

A WORD ABOUT      The Portfolio in this Prospectus, unless specifically
PORTFOLIO         noted under the portfolio's principal investment
DIVERSITY         strategy, is diversified, as defined in the Investment Company
                  Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of the Portfolio, unless specifically noted under the Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL        The Statement of Additional Information is made a part of this
INFORMATION       Prospectus. It identifies investment restrictions, more
ABOUT THE         detailed risk descriptions, a description of how the bond
PORTFOLIO         rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066 or downloading it from the Securities and Exchange Commission's website: http://www.sec.gov.

NON-              The Portfolio has adopted a non-fundamental investment policy
FUNDAMENTAL       to invest the assets of the Portfolio in certain securities.
INVESTMENT        For more information about this policy, please consult the
POLICIES          Statement of Additional Information.

TEMPORARY         The Portfolio Manager may depart from the Portfolio's
DEFENSIVE         principal investment strategies by temporarily investing for
POSITIONS         defensive purposes when the Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher than normal, more liquid securities or others. While the Portfolio invests defensively, it may not be able to pursue its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which the Portfolio may engage, unless specifically notes under the Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.

INDEPENDENT       Ernst & Young LLP, located at Two Commerce Square, Suite 4000,
AUDITORS          2001 Market Street, Philadelphia, Pennsylvania 19103.

ADMINISTRATIVE    In addition to advisory services, DSI provides administrative
SERVICES          and other services necessary for the ordinary operation of the
                  Portfolio. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolio's business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Portfolio Manager, and the insurance company or companies to which the Portfolio offers its shares. DSI also ensures that the Portfolio operates in compliance with applicable legal requirements and monitors the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolio, interest on borrowing, fees and expenses of the independent trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

                  The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Manager its respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for the Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the Manager.

                  DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC (ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolio with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI including acting as a liaison among the various services providers to the Portfolio, including the custodian, portfolio accounting agent, Portfolio Manager, and the insurance company or companies to which the Portfolio offers its shares. ING Funds Services is also responsible for ensuring that the Portfolio operates in compliance with applicable legal requirements and monitoring the Portfolio

                  Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

PORTFOLIO         DSI is the principal underwriter and distributor of the
DISTRIBUTION      Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania
                  19380.

                  DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

CLASS OF SHARES   Effective May 1, 2002, the Trust's shares were classified into
                  Adviser Class (Class A), Institutional Class (Class I), and
                  Service Class (Class S) shares. The three classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the Class S shares of the Portfolio are offered by this Prospectus.

                  SERVICE FEES The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of the Portfolio. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares and their beneficial shareholders, including variable contract owners with interests in the Portfolio. Services that may be provided under the Agreement include, among other things, providing information about the Portfolio and delivering portfolio documents. Under the Agreement, the Portfolio makes payments to DSI at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S shares.

                  Effective August 1, 2002, in connection with the implementation of the Multiple Class Plan, the management fee of the Portfolio was reduced by 0.25%, the same amount as the new service fee.

                         OVERALL MANAGEMENT OF THE TRUST

THE ADVISER       Directed Services, Inc. ("DSI"), a New York corporation, is the adviser to the Trust. As of December 31, 2002, DSI managed approximately $9.9 billion in registered investment company assets. DSI is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser and a broker-dealer.

                  DSI, subject to the supervision of the Board of Trustees of the Trust, (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of the Portfolio. For the Portfolio, DSI delegates to the Portfolio Managers the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Manager. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated Portfolio Manager for the Portfolio, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of the Trust. In this event, the name of the Portfolio and its investment strategies may also change.

                  DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities for the Portfolio.

ADVISORY FEE      The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of the Portfolio (or the combined net assets of two or more Portfolios).

                  MANAGEMENT FEE PAID IN 2002. The following table shows the aggregate annual management fee paid by ethe Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                      FEE PAID TO ADVISER DURING 2002
PORTFOLIO         (AS A PERCENTAGE OF AVERAGE NET ASSETS
---------         --------------------------------------
International                      1.00%

                      DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

                                   SHARE PRICE

The net asset value (NAV) per share for each class of the Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Portfolio does not price shares, the NAV of the Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

                             TAXES AND DISTRIBUTIONS

The Portfolio distributes its net investment income, if any, on its outstanding shares annually. Any net realized long-term capital gain for the Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by the Portfolio will automatically be reinvested in additional shares of the Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

The Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As a qualified regulated investment company, the Portfolio is generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is the Portfolio's intention to distribute all such income and gains.

The Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a portfolio to the insurance company's separate accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolio. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available upon request.

ING INTERNATIONAL PORTFOLIO

                                                                                                        YEAR        PERIOD
                                                                                                        ENDED        ENDED
----------------------------------------------------------------------------------------------------------------------------
                                                                                                     12/31/02#    12/31/01**
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                 $    8.29    $     8.26
                                                                                                     ---------    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                                                              0.06         (0.00)(1)
Net realized and unrealized gain/(loss) on investments and foreign currencies                            (1.40)         0.03
                                                                                                     ---------    ----------
Total from investment operations                                                                         (1.34)         0.03
LESS DISTRIBUTIONS:
Dividends from net investment income                                                                     (0.04)           --

Distributions from capital gains                                                                         (0.02)           --

Total distributions                                                                                      (0.06)

Net asset value, end of period                                                                       $    6.89    $     8.29
----------------------------------------------------------------------------------------------------------------------------
Total return                                                                                            (16.15)%        0.36%++
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                                 $ 139,789    $  171,577
Ratio of operating expenses to average net assets                                                         1.26%         1.25%+
Ratio of net investment loss to average net assets                                                        0.69%          (0.15)%+
Portfolio turnover rate                                                                                    115%           99%
----------------------------------------------------------------------------------------------------------------------------

**   The International Portfolio commenced operations on December 17, 2001.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(1)  Amount is less than 0.01.

TO OBTAIN
MORE INFORMATION

A Statement of Additional Information, dated May 1, 2003, has been filed with the Securities and Exchange Commission ("SEC"), and is made a part of this prospectus by reference.

Additional information about the ING Investors Trust's investments is available in the ING Investors Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ING Investors Trust's performance during its last fiscal year.

To obtain a free copy of these documents or to make inquiries about the Portfolio, please write the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 or call (800) 366-0066.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST
TRUSTEES

Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer

[ING INVESTORS TRUST LOGO]

05/01/03                                                   SEC File No. 811-5629